UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 9, 2011

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation)

932 Southwood Boulevard
Incline Village, Nevada  89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K furnished by PDL BioPharma, Inc. (the “Company”) on June 1, 2011 (the “Original 8-K”). The Company is amending the Original 8-K for the sole purpose of furnishing a revised press release that was issued by the Company to correct its revenue guidance for the quarter ending June 30, 2011, due to a mathematical error. The corrected press release is furnished with this report on amended Exhibit 99.1. No other changes to the body of the Original 8-K have been made.

Item 7.01 Regulation FD Disclosure.

On June 9, 2011, the Company issued a revised press release that corrects its previously issued revenue guidance for the quarter ending June 30, 2011.  Exhibit 99.1 of the Original 8-K is amended by correcting the revenue guidance for the quarter ending June 30, 2011, from approximately $128 million to approximately $122 million. The amended version of Exhibit 99.1 is attached hereto and supersedes Exhibit 99.1 to the Original 8-K in its entirety.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2. of Form 8-K, the information in this report, including the exhibit, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statements

This filing and the presentation include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could impair the Company’s royalty assets or business are disclosed in the “Risk Factors” contained in the Company’s 2010 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2011, and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. All forward-looking statements are expressly qualified in their entirety by such factors. We do not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Corrected Press Release, dated June 9, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

	By:	/s/ Christine R. Larson
Christine R. Larson
Vice President and Chief Financial Officer

Dated: June 9, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Corrected Press Release, dated June 9, 2011